CMA



CMA PENNSYLVANIA
MUNICIPAL MONEY FUND


Semi-Annual Report







September 30, 1998



MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.




CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1998, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 2.96%.* As of September 30, 1998, the Fund's 7-day yield was 3.21%.

Economic Environment
During the six-month period ended September 30, 1998, the commonwealth of Pennsylvania's economy took a modest break from the rapid growth it experienced in the first quarter of 1998. This is evident by the commonwealth's August Business Outlook Survey, which reported some slowing in the commonwealth's manufacturing sector. For example, while many firms reported growth in new orders and shipments during the month of August, indicators such as prices of manufactured goods suggest weakness in demand. Moreover, according to the survey, expectations for future growth in new orders and shipments remain muted compared to expectations at the beginning of the year.

During the six-month period ended September 30, 1998, Governor Ridge signed into law Pennsylvania's fiscal year 1999 budget, which totaled $18 billion. The budget sets aside $5 million for the proposed Keystone Opportunity Zones. These are virtually tax-free catalysts for growth located in 12 of Pennsylvania's most economically challenged communities. The budget also contains a $252.8 million increase in spending for basic higher education, including a $45.9 million new investment in special education.

[FN]
* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The commonwealth closed fiscal 1998 with an operating surplus as a result of conservative budgeting and fiscal practices. Specifically, the unappropriated fund balance increased by $86.4 million to $488.7 million. In addition, Pennsylvania is transferring $150 million to its "rainy day" fund in conjunction with the mandated 15% of the unappropriated surplus to make the total deposit $223 million. In general, this money will be set aside to prevent future tax increases in order to protect residents during economic downturns. During the month of April, the Pennsylvania government passed a tax cut totalling $221.8 million. The bill eliminated income tax for thousands of working families of four or more with annual incomes of less than $25,000, a savings of approximately $700 per family.

Investment Strategy
During the first half of the period, we maintained a relatively neutral average portfolio maturity for the Fund. Despite fundamentals for the US economy remaining positive, we believed the ongoing crisis in Asia would keep monetary policy on hold for the near term. Because of continued flatness in the short-term tax-exempt yield curve, we accomplished this neutral stance by predominantly purchasing tax-exempt commercial paper maturing within two months--four months while awaiting the expected issuance of cash-flow notes that traditionally enter the market during the summer months. The issuance of these fixed-rate notes ordinarily drives up the yield on securities of this kind, providing the Fund with a more attractive opportunity to extend maturity. However, given both the low inflation expectations in our market and the decrease in issuance caused by thriving state economies, yield spreads between fixed-rate and variable-rate products remained relatively narrow. Nevertheless, we took part in the purchase of these fixed-rate notes because of our need to replace the Fund's maturing cash flow notes from the previous year, combined with our belief that these issues could be some of the more attractive yields we will see on fixed-rate products over the next six months. For the six-month period ended September 30, 1998, the commonwealth of Pennsylvania's issuance totalled $1.1 billion, an increase from the $559.4 million issued during the previous six-month period.

As the September period came to an end, it became evident that the problems that originated in Pacific Rim countries will significantly affect the world's financial markets and economies. As a result, US Treasury yields dropped, while the rate on the 30-year US Treasury bond closed just below 5% on September 30, 1998. Consequently, we continued to increase the Fund's percentage of fixed-rate securities in order to lock in more attractive yields than were expected over the next six months. The Fund, which began the period with a weighted average maturity in the 35-day range, concluded the period in the 50-day range. On September 29, 1998, the Federal Reserve Board eased monetary policy by lowering the Federal Funds rate 25 basis points (0.25%), and did so again in October with another 25 basis point cut, which investors viewed positively. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to monitor the ever-changing marketplace.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



November 10, 1998




Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
CP        Commercial Paper
GAN       Grant Anticipation Notes
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
TRAN      Tax Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Pennsylvania--      $15,165   Allegheny County, Pennsylvania, Hospital Development Authority Revenue
97.0%                         Bonds (South Hills Health System), 4.25% due 3/31/1999                          $   15,205
                              Allegheny County, Pennsylvania, IDA, Revenue Bonds (Unitel Mobile Video
                              Project), VRDN (a):
                      1,000       4.05% due 7/01/2009                                                              1,000
                      3,500       Series B, 4.05% due 7/01/2009                                                    3,500
                      8,800   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development Parkway Center Mall Project), VRDN, Series A, 4%
                              due 5/01/2009 (a)                                                                    8,800
                      6,000   Allegheny County, Pennsylvania, Port Authority, GAN, 4.25% due 6/30/1999             6,029
                     10,300   Beaver County, Pennsylvania, IDA, Environmental Improvement Revenue Bonds
                              (BASF Corporation Project), VRDN, AMT, 4.25% due 9/01/2032 (a)                      10,300
                              Beaver County, Pennsylvania, IDA, PCR:
                      5,100       (Duquesne Light Co.), CP, 3.40% due 11/17/1998                                   5,100
                      2,000       (Duquesne Light Co.), CP, 3.60% due 12/01/1998                                   2,000
                      4,200       (Duquesne Light Co.), CP, 3.65% due 12/11/1998                                   4,200
                      2,000       (Duquesne Light Co.), CP, 3.40% due 12/16/1998                                   2,000
                      4,000       Refunding (Atlantic Richfield), VRDN, 3.95% due 12/01/2020 (a)                   4,000
                     10,000       Refunding (Toledo Edison), CP, Series E, 3.80% due 12/01/1998                   10,000
                              Berks County, Pennsylvania, IDA, IDR:
                      4,100       (Citizens Utilities Co. Projects), CP, 3.65% due 10/08/1998                      4,100
                      2,040       (Valley Forge Company, Inc. Project), VRDN, AMT, Series A, 4.20% due
                                  9/01/2006 (a)                                                                    2,040
                      2,515   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, AMT, 4.15% due 9/01/2012 (a)                                                   2,515
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Project), CP, AMT:
                      2,700       Series A, 3.40% due 11/18/1998                                                   2,700
                      3,000       Series A, 3.55% due 12/10/1998                                                   3,000
                      6,200       Series A, 3.60% due 12/18/1998                                                   6,200
                     14,540       Series B, 3.60% due 12/18/1998                                                  14,540
                      1,000   Central Bucks, Pennsylvania, School District, UT, 4.50% due 5/15/1999                1,004
                      1,300   Coatesville, Pennsylvania, Area School District, TRAN, 4.05% due 6/30/1999           1,301
                      1,750   Crawford County, Pennsylvania, IDA, Revenue Bonds (Heatrix Inc. Project),
                              VRDN, AMT, Series A, 4.15% due 11/01/2017 (a)                                        1,750
                      4,690   Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds
                              (Dickinson College), Series B, 3.75% due 11/02/1998                                  4,690
                      4,640   Dauphin County, Pennsylvania, General Authority Revenue Bonds (School
                              District Pooled Financing Program II), VRDN, 3.80% due 9/01/2032 (a)(f)              4,640
                      5,000   Dauphin County, Pennsylvania, IDA, IDR (Interconnection System Project),
                              VRDN, AMT, 4.20% due 1/01/2014 (a)                                                   5,000




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Pennsylvania        $ 2,000   Delaware County, Pennsylvania, Revenue Bonds (Widener University Inc.),
(continued)                   VRDN, 4.05% due 7/01/2014 (a)                                                   $    2,000
                      5,000   Delaware Valley, Pennsylvania, Regional Finance Authority, Local Government
                              Revenue Bonds, VRDN, Series A-74, 4.25% due 8/01/2028 (a)                            5,000
                      1,000   Downingtown, Pennsylvania, Area School District, TRAN, 4.04% due 6/30/1999           1,001
                              Eagle Tax-Exempt Trust, Pennsylvania, VRDN (a):
                      9,980       3.70% due 7/01/2025                                                              9,980
                      5,700       GO, Series 96-C, 4.07% due 5/01/2014                                             5,700
                      4,300       Series 94, Class 3803, 4.12% due 5/01/2008                                       4,300
                     10,000       Series 953503, 4.09% due 10/01/2020                                             10,000
                      6,250       Series A, 3.97% due 7/01/2025                                                    6,250
                      3,570   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel Printing
                              Inc.), VRDN, AMT, 4.20% due 2/01/2013 (a)                                            3,570
                      5,000   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, 4% due
                              12/01/2028 (a)(d)                                                                    5,000
                              Erie County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                      1,900       (McInnes Steel Co.), 4.20% due 11/01/2001                                        1,900
                      3,250       (Reed Manufacturing), 4.15% due 6/01/2006                                        3,250
                      6,000   Erie County, Pennsylvania, TRAN, 4.375% due 12/31/1998                               6,008
                      6,850   Fayette County, Pennsylvania, IDA, IDR (Dynamic Materials Corporation
                              Project),VRDN, AMT, 4.05% due 9/01/2013 (a)                                          6,850
                      2,950   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 4.05% due
                              11/01/2018 (a)                                                                       2,950
                      6,390   Lackawanna County, Pennsylvania, MSTR, VRDN, UT, Series SGB-38, 4.17% due
                              9/15/2020 (a)(f)                                                                     6,390
                              Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc.
                              Project), VRDN, AMT (a):
                      2,225       Series A, 4.25% due 10/01/2004                                                   2,225
                      1,800       Series B, 4.25% due 10/01/2004                                                   1,800
                      1,600   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Lehigh Valley Hospital), VRDN, Series A, 4.10% due 7/01/2028 (a)(f)                 1,600
                      1,100   Montgomery County, Pennsylvania, GO, VRDN, UT, 4% due 11/15/2001 (a)                 1,100
                      2,000   Montgomery County, Pennsylvania, IDA, Revenue Bonds (Merck & Co. Project),
                              VRDN, Series A, 3.30% due 2/18/1999 (a)                                              2,000
                      3,500   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Valley Forge Plaza), VRDN, 4% due 12/01/2013 (a)                        3,500
                      1,700   Montgomery County, Pennsylvania, IDA, VRDN, 4.50% due 10/01/2017 (a)                 1,700
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Inc. Project), VRDN,
                              Series A, 4.25% due 10/01/2003 (a)                                                   3,850
                      3,500   Moon, Pennsylvania, IDA, Commercial Development Revenue Bonds (One Thorn
                              Run Center Project), VRDN, Series A, 3.95% due 11/01/2015 (a)                        3,500
                        600   Northampton County, Pennsylvania, Higher Education Authority Revenue Bonds
                              (Lafayette College), VRDN, UT, Series A, 4.05% due 11/01/2028 (a)                      600
                              Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (a):
                      8,375       (Citizens Utilities Co.), 3.95% due 9/01/2018                                    8,375
                      3,865       (MCS Industries Inc.--Manufacturing Facilities), 4.20% due 6/01/2012             3,865
                      4,465       Refunding (Reale Association Project), 4.20% due 4/01/2012                       4,465




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Pennsylvania                  Pennsylvania Economic Development Financing Authority, Economic
(continued)                   Development Revenue Bonds, VRDN(a):
                    $ 4,800       AMT, Series D-7, 4.20% due 8/01/2022                                        $    4,800
                      1,800       AMT, Series F-5, 4.20% due 12/01/2006                                            1,800
                        800       (Erie Forge & Steel Project), AMT, Series B-4, 4.20% due 12/01/1999                800
                      3,800       (Gutchess Hardwoods Project), Series B, 3.50% due 4/01/2005                      3,800
                      1,010       (Wendt Dunnington Co. Project), AMT, 4.05% due 9/01/2010                         1,010
                      7,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds (National Gypsum Company Project), VRDN, AMT, Series A,
                              3.95% due 11/01/2027 (a)                                                             7,500
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds, VRDN, AMT (a):
                      5,450       (B&W Ebensburg Project), 4.10% due 12/01/2011                                    5,450
                     14,000       (Piney Creek Project), Series A, 3.60% due 12/01/2011                           14,000
                        900       (Piney Creek Project), Series C, 3.60% due 12/01/2011                              900
                      9,900   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Bonds, VRDN, UT, 4.15% due 6/15/2007 (a)                                             9,900
                              Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue
                              Bonds, VRDN, AMT (a):
                      3,100       Series A, 4.10% due 1/01/2018                                                    3,100
                     16,000       Series A, 4.15% due 3/01/2027                                                   16,000
                      1,800       Series C, 4.10% due 7/01/2018                                                    1,800
                      3,400   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Refunding Bonds (Pennsylvania College of Optometry),
                              VRDN, 3.95% due 3/01/2026 (a)                                                        3,400
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
                      5,000       CICU Financing Program (Rosemont College), Series B-6, 4.50% due
                                  11/01/1998                                                                       5,003
                      2,500       Council Independent Colleges (Bucknell University), Series A-1, 3.58% due
                                  3/31/1999                                                                        2,500
                      1,600       Council Independent Colleges (Duquesne University), Series A-4, 3.58% due
                                  3/31/1999                                                                        1,600
                      2,225       Refunding (Drexel University), 5% due 5/01/1999 (b)                              2,245
                      1,100   Pennsylvania State Higher Educational Facilities Authority, Revenue
                              Refunding Bonds (Carnegie Mellon University), VRDN, Series B, 4.15% due
                              11/01/2027 (a)                                                                       1,100
                      1,150   Pennsylvania State Refunding, UT, Series A, 6.40% due 1/01/1999                      1,157
                      1,000   Pennsylvania State, Series A, 3.30% due 11/24/1998                                   1,000
                              Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds:
                      1,200       Refunding, Series D, 4.75% due 12/01/1998 (c)                                    1,203
                      3,520       Senior Series A, 4% due 12/01/1998 (f)                                           3,523
                      2,000       Series C, 7.55% due 12/01/1998 (c)(g)                                            2,052
                      3,000   Pennsylvania State University, Series A, 4.50% due 3/30/1999                         3,014
                              Philadelphia, Pennsylvania, Authority for IDR (Airport), VRDN (a):
                      9,050       4.15% due 7/01/2006                                                              9,050
                      7,000       AMT, Series A-45, 4.40% due 7/01/2028                                            7,000
                      2,560   Philadelphia, Pennsylvania, Authority for IDR (David Michael & Co. Inc.), VRDN,
                              AMT, 4.25% due 10/01/2006 (a)                                                        2,560
                        400   Philadelphia, Pennsylvania, Authority for IDR (Institute for Cancer Research
                              Project), VRDN, Series A, 4.15% due 7/01/2013 (a)                                      400



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Pennsylvania        $14,000   Philadelphia, Pennsylvania, TRAN, Series A, 4.25% due 6/30/1999                 $   14,062
(concluded)           8,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, VRDN,
                              Series B, 3.50% due 8/01/2027 (a)                                                    8,000
                      1,955   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series C, 3.95% due 12/01/1998 (e)                               1,955
                     30,600   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                              Bonds (Northeastern Power Co.), VRDN, AMT, Series B, 4.15% due
                              12/01/2022 (a)                                                                      30,600
                      3,300   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority Revenue
                              Refunding Bonds (Mercy Health Systems), VRDN, Series A, 3.90% due
                              12/01/2021 (a)                                                                       3,300
                      3,500   Temple University of the Commonwealth System of Higher Education,
                              Pennsylvania, University Funding Obligations, Series B, 4.50% due 5/14/1999          3,516
                      1,125   Trinity Area School District, Pennsylvania, Refunding, UT, Series A, 4% due
                              11/01/1998 (c)                                                                       1,125
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Project), CP, AMT:
                      3,000       3.60% due 12/15/1998                                                             3,000
                      2,000       3.40% due 12/16/1998                                                             2,000
                      7,300       Refunding, Series A, 3.65% due 11/13/1998                                        7,300
                      6,000       Refunding, Series A, 3.60% due 12/15/1998                                        6,000
                      4,200       Refunding, Series B, 3.60% due 12/09/1998                                        4,200
                      2,500   Westmoreland County, Pennsylvania, IDA, IDR (Newcomer Products), VRDN,
                              AMT, 4.15% due 12/01/2006 (a)                                                        2,500
                      2,030   York, Pennsylvania, General Pooled Financing Authority Revenue Bonds, VRDN,
                              4.05% due 9/01/2026 (a)                                                              2,030

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank, Revenue
1.9%                          Bonds, CP:
                      8,000       3.50% due 10/22/1998                                                             8,000
                        700       Refunding, VRDN, 3.625% due 12/01/2015 (a)(b)                                      700

                              Total Investments (Cost--$460,298*)--98.9%                                         460,298

                              Other AssetsLess Liabilities--1.1%                                                   5,336
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  465,634
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1998.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FSA Insured.
(e)GNMA Collateralized.
(f)AMBAC Insured.
(g)Prerefunded.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998
Assets:
Investments, at value (identified cost--$460,297,876) (Note 1a)                                          $   460,297,876
Cash                                                                                                              74,402
Receivables:
 Interest                                                                         $     3,076,223
 Securities sold                                                                        1,955,635              5,031,858
                                                                                  ---------------
Prepaid registration fees and other assets (Note 1d)                                                             616,156
                                                                                                         ---------------
Total assets                                                                                                 466,020,292
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                              193,042
 Distributor (Note 2)                                                                     109,851                302,893
                                                                                  ---------------
Accrued expenses and other liabilities                                                                            83,297
                                                                                                         ---------------
Total liabilities                                                                                                386,190
                                                                                                         ---------------
Net Assets                                                                                               $   465,634,102
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    46,568,464
Paid-in capital in excess of par                                                                             419,115,850
Accumulated realized capital losses--net (Note 4)                                                                (50,212)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 465,684,639 shares of
beneficial interest outstanding                                                                          $   465,634,102
                                                                                                         ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $     8,267,118

Expenses:
Investment advisory fees (Note 2)                                                 $     1,136,542
Distribution fees (Note 2)                                                                282,903
Transfer agent fees (Note 2)                                                               46,168
Accounting services (Note 2)                                                               31,245
Professional fees                                                                          31,003
Registration fees (Note 1d)                                                                21,227
Custodian fees                                                                             19,157
Printing and shareholder reports                                                           11,396
Pricing fees                                                                                4,398
Trustees' fees and expenses                                                                 1,489
Other                                                                                       2,285
                                                                                  ---------------
Total expenses                                                                                                 1,587,813
                                                                                                         ---------------
Investment income--net                                                                                         6,679,305
Realized Loss on Investments--Net (Note 1c)                                                                       (3,814)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     6,675,491
                                                                                                         ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                   For the Six               For the
                                                                                   Months Ended            Year Ended
                                                                                  September 30,             March 31,
Increase (Decrease) in Net Assets:                                                     1998                    1998
Operations:
Investment income--net                                                            $     6,679,305        $    12,541,889
Realized loss on investments--net                                                          (3,814)               (22,010)
                                                                                  ---------------        ---------------
Net increase in net assets resulting from operations                                    6,675,491             12,519,879
                                                                                  ---------------        ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                 (6,679,305)           (12,541,889)
                                                                                  ---------------        ---------------
Net decrease in net assets resulting from dividends to shareholders                    (6,679,305)           (12,541,889)
                                                                                  ---------------        ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                      878,776,024          1,609,592,001
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                     6,679,562             12,541,999
                                                                                  ---------------        ---------------
                                                                                      885,455,586          1,622,134,000
Cost of shares redeemed                                                              (862,829,833)        (1,607,995,896)
                                                                                  ---------------        ---------------
Net increase in net assets derived from beneficial interest
transactions                                                                           22,625,753             14,138,104
                                                                                  ---------------        ---------------
Net Assets:
Total increase in net assets                                                           22,621,939             14,116,094
Beginning of period                                                                   443,012,163            428,896,069
                                                                                  ---------------        ---------------
End of period                                                                     $   465,634,102        $   443,012,163
                                                                                  ===============        ===============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios
have been derived from information provided        For the Six
in the financial statements.                       Months Ended
                                                   September 30,              For the Year Ended March, 31
Increase (Decrease) in Net Asset Value:                1998             1998        1997           1996         1995
Per Share Operating Performance:
Net asset value, beginning of period                $     1.00     $     1.00    $     1.00    $     1.00     $     1.00
                                                    ----------     ----------    ----------    ----------     ----------
Investment income--net                                     .01            .03           .03           .03            .03
                                                    ----------     ----------    ----------    ----------     ----------
Total from investment operations                           .01            .03           .03           .03            .03
                                                    ----------     ----------    ----------    ----------     ----------
Less dividends from investment income--net                (.01)          (.03)         (.03)         (.03)          (.03)
                                                    ----------     ----------    ----------    ----------     ----------
Net asset value, end of period                      $     1.00     $     1.00    $     1.00    $     1.00     $     1.00
                                                    ==========     ==========    ==========    ==========     ==========
Total Investment Return                                  2.96%*         3.08%         2.92%         3.19%          2.65%
                                                    ==========     ==========    ==========    ==========     ==========
Ratios to Average Net Assets:
Expenses                                                  .70%*          .70%          .71%          .72%           .71%
                                                    ==========     ==========    ==========    ==========     ==========
Investment income--net                                   2.94%*         3.03%         2.86%         3.13%          2.64%
                                                    ==========     ==========    ==========    ==========     ==========
Supplemental Data:
Net assets, end of period (in thousands)            $  465,634     $  443,012    $  428,896    $  416,729     $  353,635
                                                    ==========     ==========    ==========    ==========     ==========

*Annualized.

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $46,000, of which $13,000 expires in 2002, $11,000 expires in 2003 and $22,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].